                                                                    Exhibit 10.3

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of June 29, 2000, made by LiQ, INC., a Delaware corporation (the "Borrower"), in favor of ZERO.NET, Inc., a Delaware corporation (the "LENDER").

                                   WITNESSETH:

                  WHEREAS, the Lender has agreed to make loans and other extensions of credit (such loans and other extensions of credit, collectively, the "LOAN") to the Borrower from time to time upon the terms and subject to the conditions set forth in the individual promissory notes (such promissory notes, collectively, the "NOTE") issued by the Borrower to the Lender in connection with the Loan; and

                  WHEREAS, the Lender has requested, as a condition precedent to the making of the Loan, that the Borrower execute and deliver this Security Agreement to the Lender, and the Borrower has agreed to this request;

         NOW, THEREFORE, in consideration of the premises and to induce the Lender to make the Loan to the Borrower, the Borrower hereby agrees with the Lender, as follows:

         1.  DEFINED TERMS.

                  1.1 DEFINITIONS. (a) The following terms which are defined in the Code are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Instruments, and Investment Property.

                  (b) The following terms shall have the following meanings:

                  "AGREEMENT": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "COLLATERAL": as defined in Section 2.

                  "COLLATERAL ACCOUNT": any collateral account established by the Lender as provided in subsection 5.4 or subsection 8.2.

                  "CONTRACTS": the contracts and agreements to which the Borrower is a party (including those listed in SCHEDULE 1), as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Borrower to damages arising out of or for breach or default in respect thereof and (c) all rights of the Borrower to exercise all remedies thereunder, in each case to the extent the terms thereof (after giving effect to any consent that has been obtained, it being understood that the Borrower is not obligated to obtain any such consent) do not prohibit the grant by the Borrower of a security interest pursuant to this Agreement in its right, title and interest therein without the consent of any other party thereto and do not give any other party thereto the right to terminate its obligations thereunder.

                  "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 3), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and
         (ii) the right to obtain all renewals thereof.

                  "COPYRIGHT LICENSES": any written agreement naming the Borrower as licensor or licensee (including, without limitation, those listed in SCHEDULE 3), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "DEPOSIT ACCOUNT": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                  "EVENT OF DEFAULT": as defined in the Note.

                  "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the Code and, in any event, including, without limitation, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Borrower is a party or under which the Borrower has any right, title or interest or to which the Borrower or any property of the Borrower is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Borrower to damages arising thereunder and (iii) all rights of the Borrower to perform and to exercise all remedies thereunder, in each case to the extent the terms thereof (after giving effect to any consent that has been obtained, it being understood that the Borrower is not obligated to obtain any such consent) do not prohibit the grant by the Borrower of a security interest pursuant to this Agreement in its right, title and interest therein without the consent of any other party thereto and do not give any other party thereto the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Borrower of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due or other right to payment under any such contract, agreement, instrument or indenture.

                  "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

                  "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, property, operations, condition (financial or otherwise) or prospects of the Borrower or (b) the validity or enforceability of the Note and this Agreement or the rights or remedies of the Lender thereunder or hereunder.

                  "OBLIGATION": the collective reference to the unpaid principal of and interest on the Loan and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note and this Agreement, in each case whether on account of principal, interest, fees, costs, expenses, reimbursement obligations or otherwise.

                  "PATENTS": (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 3, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 3, and (c) all rights to obtain any reissues or extensions of the foregoing.

                  "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to the Borrower of any right to manufacture, use or sell any invention covered in whole or in party by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 3.

                  "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Code.

                  "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "REQUIREMENT OF LAW": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any present or future law, treaty, statute, rule, regulation, common law or determination of an arbitrator or a court or other Governmental Authority and all official directives, consents, approvals, authorizations, guidelines, restrictions and policies of any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "TRADEMARKS": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 3, and (b) the right to obtain all renewals thereof.

                  "TRADEMARK LICENSE" means any agreement, written or oral, providing for the grant by or to the Borrower of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 3.

                  1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2.  GRANT OF SECURITY INTEREST.

         As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligation, the Borrower hereby grants to the Lender a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

         (a)  all Accounts;

         (b)  all Chattel Paper;

         (c)  all Contracts;

         (d)  all Deposit Accounts;

         (e)  all Documents;

         (f)  all Equipment;

         (g)  all General Intangibles;

         (h)  all Instruments;

         (i)  all Intellectual Property;

         (j)  all Investment Property;

         (k)  all other property not otherwise described above;

         (l)  all books and records pertaining to the Collateral; and

         (m) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

         3.  REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Lender that:

                  3.1 TITLE; NO OTHER LIENS. Except for the security interests
(i) set forth in Schedule 5.1 and (ii) granted to the Lender pursuant to this Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender pursuant to this Agreement.

                  3.2 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 4 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Lender in completed and duly executed form) will constitute valid perfected security interests in the Collateral in favor of the Lender, as collateral security for the Obligation, enforceable in accordance with the terms hereof against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower and (b) are prior to all other Liens on the Collateral in existence on the date hereof, with the exception of (i) those existing Liens set forth on Schedule 5.1 hereto and (ii) those Liens set forth on Schedule 5.2 hereto that have priority, by operation of law, over the security interests granted pursuant to this Agreement (the "Permitted Liens").

                  3.3 EQUIPMENT. On the date hereof, the Equipment (other than mobile goods) is kept at the locations listed on SCHEDULE 2.

                  3.4 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE. On the date hereof, the Borrower's jurisdiction of organization and the location of the Borrower's chief executive office or sole place of business is located at LiQ, Inc., 90 William Street, New York, New York 10038.

                  3.5 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.  COVENANTS.

         The Borrower covenants and agrees with the Lender that from and after the date of this Agreement until the Obligation shall have been paid in full:

                  4.1 DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

                  4.2 MAINTENANCE OF INSURANCE. The Borrower will maintain, with financially sound and reputable companies, insurance policies in amounts and for risks typical for companies comparable to the Borrower. The Borrower shall deliver to the Lender a certificate of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Lender may from time to time reasonably request.

                  4.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. (a) The Borrower shall maintain the security interests created by this Agreement as perfected security interests having at least the priority described in subsection 3.2 and shall defend such security interests against the claims and demands of all Persons whomsoever.

                  (b) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the assets and property of the Borrower and such other reports in connection therewith as the Lender may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Deposit Accounts and any other relevant collateral, taking any actions necessary to enable the Lender to obtain "control" (within the meaning of the applicable Uniform Commercial
Code) with respect thereto.

                  4.4 CHANGES IN LOCATIONS, NAME, ETC. The Borrower shall not, except upon 15 days' prior written notice to the Lender and delivery to the Lender of (a) all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 2 showing any additional location at which Equipment shall be kept:

                  (a) permit any of the Equipment to be kept at a location other than those listed on SCHEDULE 2; or

                  (b) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in subsection 3.4; or

                  (c) change its name, identity or corporate or other organizational structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become misleading.


                  4.5 NOTICES. The Borrower will advise the Lender promptly, in reasonable detail, at the Lender's address for notices set forth in Section 13 below of:

                  (a) any Lien (other than security interests created hereby) on any of the Collateral; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

                  4.6 PAYMENT OF OBLIGATIONS. The Borrower will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with generally accepted accounting principles with respect thereto have been provided on the books of the Borrower and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.  PROVISIONS RELATING TO RECEIVABLES.

                  5.1 BORROWER REMAINS LIABLE UNDER RECEIVABLES. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Receivable pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  5.2 COMMUNICATION WITH OBLIGORS. The Lender in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Lender's satisfaction the existence, amount and terms of any Receivables.

                  5.3 ANALYSIS OF RECEIVABLES. The Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Lender may require in connection with such test verifications. At any time and from time to time, upon the Lender's request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                  5.4 COLLECTIONS ON RECEIVABLES. (a) The Lender hereby authorizes the Borrower to collect the Receivables, subject to the Lender's direction and control, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by the Borrower, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Lender if required, in a Collateral Account maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender only as provided in subsection 8.3, and (ii) until so turned over, shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower.

                  (b) Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At the Lender's request, the Borrower shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

                  5.5 REPRESENTATIONS AND WARRANTIES. (a) No amount payable to the Borrower under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

                  (b) None of the obligors on any Receivables is a Governmental Authority.

                  (c) The amounts represented by the Borrower to the Lender as owing to the Borrower in respect of the Receivables shall be accurate.

                  5.6 COVENANTS. (a) Other than in the ordinary course of business consistent with its past practice, the Borrower shall not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable, or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                  (b) The Borrower will deliver to the Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         6.  PROVISIONS RELATING TO CONTRACTS.

                  6.1 BORROWER REMAINS LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. The Lender shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Contract pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  6.2 COMMUNICATION WITH CONTRACTING PARTIES. The Lender in its own name or in the name of others may communicate at any time after the occurrence and during the continuance of an Event of Default with parties to the Contracts to verify with them to the Lender's satisfaction the existence, amount and terms of any Contracts.

                  6.3 REPRESENTATIONS AND WARRANTIES. (a) No consent of any party (other than the Borrower) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

                  (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the Borrower, and to the best of the Borrower's knowledge, of all other parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

                  (d) Neither the Borrower nor (to the best of the Borrower's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof.

                  (e) To the best of the Borrower's knowledge, the right, title and interest of the Borrower in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims.

                  (f) The Borrower has delivered to the Lender a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

                  (g) No amount payable to the Borrower under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

                  (h) None of the parties to any Contract is a Governmental Authority.

                  6.4 COVENANTS. (a) The Borrower will perform and comply in all material respects with all its obligations under the Contracts.

                  (b) The Borrower will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

                  (c) The Borrower will exercise promptly and diligently each and every material right which it may have under each Contract (other than any right of termination).

                  (d) The Borrower will deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

         7.  PROVISIONS RELATING TO INTELLECTUAL PROPERTY.

                  7.1 REPRESENTATIONS AND WARRANTIES. (a) SCHEDULE 3 lists all Intellectual Property owned by the Borrower in its own name on the date hereof.

                  (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired, and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in either SCHEDULE 3, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Borrower is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Borrower's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

                  (e) No action or proceeding is pending, or, to the knowledge of the Borrower, threatened, on the date hereof (1) seeking to limit, cancel or question the validity of any Intellectual Property or the Borrower's ownership interest therein, or (2) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                  7.2 COVENANTS. (a) The Borrower (either itself or through licensees) shall (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark,
(iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (b) The Borrower (either itself or through licensees) shall not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                  (c) The Borrower (either itself or through licensees) (i) shall employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. The Borrower shall not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (d) The Borrower (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (e) The Borrower will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Borrower's ownership of, or the validity of, any material Intellectual Property or the Borrower's right to register the same or to own and maintain the same.

                  (f) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Borrower shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby.

                  (g) The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Borrower shall (i) take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

         8.   REMEDIES.

                  8.1 NOTICE TO OBLIGORS AND CONTRACT PARTIES. Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

                  8.2 PROCEEDS TO BE TURNED OVER TO LENDER. In addition to the rights of the Lender specified in subsection 5.4 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly indorsed by the Borrower to the Lender, if required) and held by the Lender in a Collateral Account maintained under the sole dominion and control of the Lender. All Proceeds while held by the Lender in a Collateral Account (or by the Borrower in trust for the Lender) shall continue to be held as collateral security for all the Obligation and shall not constitute payment thereof until applied as provided in subsection 8.3.

                  8.3 APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account, in payment of the Obligation in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Obligation shall be paid over from time to time by the Lender to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligation shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                  8.4 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligation, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived and released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section 8.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligation, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  8.5 WAIVER; DEFICIENCY. To the extent permitted by law, the Borrower waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligation and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

         9. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT; LENDER'S PERFORMANCE OF BORROWER'S OBLIGATIONS.

                  9.1 POWERS. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:

                  (a) in the name of the Borrower or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

                  (b) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interests in such Intellectual Property and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

                  (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (d) execute, in connection with any sale provided for in subsection 8.4, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (e) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct;
         (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

         Anything in this subsection to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this subsection unless an Event of Default shall have occurred and be continuing.

                  9.2 PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS. If the Borrower fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  9.3 BORROWER'S REIMBURSEMENT OBLIGATION. The expenses of the Lender incurred in connection with actions undertaken as provided in this
Section 9, together with interest thereon at a rate per annum equal to the Prime Rate (as defined in the Note) plus 200 basis points from the date of payment by the Lender to the date reimbursed by the Borrower, shall be payable by the Borrower to the Lender on demand.

                  9.4 RATIFICATION; POWER COUPLED WITH AN INTEREST. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         10.  DUTY OF LENDER.

         The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually received as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         11.  EXECUTION OF FINANCING STATEMENTS.

         Pursuant to Section 9-402 of the Code and any other applicable law, the Borrower authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Borrower in such form and in such offices as the Lender determines appropriate to perfect the security interests of the Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         12.  NOTICES.

         All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows (or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith):

                           (a)      If to the Lender:

                                    ZERO.NET, Inc.
                                    21520 30th Drive S. E., Ste. 105
                                    Bothell, WA 98021

                           (b)      If to the Borrower:

                                    LiQ, Inc.
                                    90 William Street
                                    New York, New York 10038
                                    Facsimile: (212) 324-3289
                                    E-Mail: ashah@liq.com
                                    Attention:  Abbas Shah

                                    With copies to:
                                    Clifford Chance Rogers & Wells LLP
                                    200 Park Avenue
                                    New York, New York 10166
                                    Facsimile:  (212) 878-8375
                                    E-Mail: greg.radke@cliffordchance.com
                                    Attn:  Gregory J. Radke, Esq.

All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

         13.  MISCELLANEOUS.

                  13.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, PROVIDED that any provision of this Agreement imposing obligations on the Borrower may be waived by the Lender in a written instrument executed by the Lender.

                  13.2 NO WAIVER BY COURSE OF CONDUCT. The Lender shall not by any act (except by a written instrument pursuant to subsection 13.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

                  13.3 REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  13.4 SET-OFF. The Borrower hereby irrevocably authorizes the Lender at any time and from time to time, without notice to the Borrower, any such notice being expressly waived by the Borrower, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of the Borrower, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of the Borrower to the Lender hereunder and claims of every nature and description of the Lender against the Borrower, in any currency, whether arising hereunder, under the Note, this Agreement or otherwise, as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Lender shall notify the Borrower promptly of any such set-off and the application made by the Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 13.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

                  13.5 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13.6 SECTION HEADINGS. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  13.7 INTEGRATION. This Agreement and the Note represent the agreement of the Borrower and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the Note.

                  13.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns; PROVIDED that the Borrower may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                  13.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  13.10 SUBMISSION TO JURISDICTION; WAIVERS. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Note to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 12 or at such other address of which the Lender shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  13.11 WAIVER OF JURY TRIAL. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTE AND FOR ANY COUNTERCLAIM THEREIN.

                  13.12 ACKNOWLEDGEMENTS. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Note to which it is a party;

                  (b) the Lender does not have any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or the Note, and the relationship between the Borrower, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the Note or otherwise exists by virtue of the transactions contemplated hereby between the Lender and the Borrower.

                  13.13 RELEASES. At such time as the Obligation shall have been paid in full and the Note shall be cancelled, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and the Borrower hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. At the request and sole expense of the Borrower following any such termination, the Lender shall deliver to the Borrower any Collateral held by the Lender hereunder, and promptly execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                                         LiQ, INC.

                                                         By: /s/ MICHAEL AMIDEO
                                                            --------------------
                                                         Name:
                                                         Title: